Exhibit 99.1


                        SETTLEMENT AGREEMENT AND RELEASE

         This settlement agreement and release ("the Agreement") is entered into as of this 1st day of May 2007, by and between MagneTek, Inc., a Delaware corporation ("MagneTek"), on the one hand, and Samsung Electro-Mechanics Co., Ltd., a Korean corporation ("SEMCO"), on the other hand. MagneTek and SEMCO are sometimes collectively referred to as the "Parties."

                                    RECITALS

         A. On or about December 5, 2001, MagneTek and SEMCO entered into a "Development, License and Royalty Agreement" for PDP Power Supplies (such agreement, together with subsequent amendments to its terms is collectively referred to as the "Development Agreement.") On or about November 6, 2002, MagneTek and SEMCO entered into a "Development, License and Royalty Agreement" for Adaptor (such agreement, together with subsequent amendments to its terms is collectively referred to as the "Development Agreement for Adaptor.")

         B. On or about March 25, 2005, MagneTek filed a lawsuit against SEMCO in the United States District Court, Central District of California, as case number CV05 2222 FMC(PLAx) ("the Action"). MagneTek later filed a First Amended Complaint in the Action containing causes of action for breach of contract, declaratory relief, fraud and rescission based upon disagreements and claims arising out of the Development Agreement.

         C. SEMCO filed an answer in which it denied the material allegations made by MagneTek in the Action and raised various affirmative defenses.

         D. In reliance upon the promises and representations made by the Parties in this Agreement and in exchange for good and valuable consideration the receipt of which is hereby acknowledged, the Parties wish to settle the disputes in the Action, to avoid the expense, delay and uncertainty attendant to further litigation and to settle and forever resolve any and all claims which may arise between the Parties in connection with the Development Agreement, the Development Agreement for Adaptor and the Action.

         WHEREFORE, the Parties agree as follows:

         1. DISMISSAL OF ACTION.

         The Parties agree to perform such acts and execute such documents, including but not limited to a stipulation for dismissal, to obtain the dismissal with prejudice of the Action, with each side bearing its own attorneys' fees and costs, in the form attached hereto as Exhibit A.

         2. PAYMENT BY SEMCO

         As a compromise payment of general damages sought by MagneTek including, but not limited to, the royalties or other payments under the Development Agreement, SEMCO agrees to pay to MagneTek the total sum of $2,120,000.00, without deduction or offset, as follows:

                  (a) $500,000 payable on or before June 1, 2007;

                  (b) $520,000 payable on or before December 1, 2007;

                  (c) $540,000 payable on or before June 1, 2008; and

                  (d) $560,000 payable on or before December 1, 2008, at which time any remaining balance of the $2,120,000.00 owing by SEMCO to MagneTek will be paid in full.

         Providing each of the foregoing payments are made as and when they are due, no interest shall accrue or be payable by SEMCO. In the event any payment is not made within 10 days of the due date thereof, MagneTek may, at its option, declare the remaining balance of the $2,120,000.00 that is then owed to be immediately due and payable. Any amounts owing by SEMCO to MagneTek that are not paid within 10 days of the date they are due and payable shall thereafter bear interest at the rate of 10% per year.

         All payments required to be made by SEMCO under this Agreement shall be delivered to MagneTek, Inc., N49 W 13650 Campbell Drive, Menomonee Falls, Wisconsin 53051, attention: Jolene L. Shellman, Vice President Legal Affairs and Corporate Secretary, or to such other person or address as MagneTek may reasonably designate from time to time, or wire transferred to the banks and account of MagneTek that MagneTek may reasonably designate in writing from time to time.

         Any tax and/or charge incurred for the payment hereunder in Korea shall be born by SEMCO.

         3. NONADMISSION OF MERITS OF CLAIMS OR DEFENSES

         Nothing in this Agreement is intended to or shall be construed as an admission by any party on the merits of the claims and defenses asserted in the Action, or that any party violated any law, committed any wrongdoing, breached any obligation, or otherwise engaged in any improper, unmerited, or illegal conduct.

         4. RELEASES

         (a) Except for the obligations arising under this Agreement, MagneTek, on behalf of itself, its present and former officers, directors, partners, employees, shareholders, subsidiaries, related or affiliated corporations or entities, agents, representatives, attorneys, assigns, predecessors and successors-in-interest, and all others claiming by or through MagneTek, does hereby release, discharge and covenant not to sue SEMCO, as well as any of SEMCO's present or former officers, directors, employees, subsidiaries, related or affiliated corporations or entities, agents, representatives, attorneys, assigns, predecessors and successors-in-interest, from and for all actions, claims, charges, liabilities, obligations, benefits, compensation, damages, fees or suits of any kind whatsoever, known or unknown, which MagneTek now has, or may ever have had, arising out of or relating to:

         (i) the Action,

         (ii) any claims or defenses that were or could have been asserted in the Action, and

         (iii) the Development Agreement and/or the Development Agreement for Adaptor.

         (b) Except for the obligations arising under this Agreement, SEMCO, on behalf of itself, its present and former officers, directors, partners, employees, shareholders, subsidiaries, related or affiliated corporations or entities, agents, representatives, attorneys, assigns, predecessors and successors-in-interest, and all others claiming by or through SEMCO, does hereby release, discharge and covenant not to sue MagneTek, as well as any of MagneTek's present and former officers, directors, employees, subsidiaries, related or affiliated corporations or entities, agents, representatives, attorneys, assigns, predecessors and successors-in-interest, from and for all actions, claims, charges, liabilities, obligations, benefits, compensation, damages, fees or suits of any kind whatsoever, known or unknown, which SEMCO now has, or may ever have had, arising out of or relating to:

         (i)      the Action,

         (ii) any claims or defenses that were or could have been asserted in the Action, and

         (iii) the Development Agreement and/or the Development Agreement for Adaptor.

         (c) The provisions of this Agreement may be pleaded as a full and complete defense to, and may be used as the basis for an injunction against, any action, suit, or other proceeding that may be instituted, prosecuted, or attempted in breach of this Agreement.

         (d) As to these releases, the Parties hereby acknowledge that they have been advised of the contents of section 1542 of the California Civil Code, which reads as follows:

                           A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

         The Parties hereby expressly waive and relinquish all rights and benefits under California Civil Code section 1542 and under any law or legal principal of similar effect in any jurisdiction with respect to the releases granted in this Agreement.

         5. MODIFICATION

         No modifications, amendments, or waiver of any of the provisions of this Agreement shall be effective unless signed in writing by all Parties. Any party's failure at any time to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect such party's right thereafter to enforce each and every provision of this Agreement in accordance with its terms.

         6. WARRANTY

         The Parties hereby warrant and represent that they have not transferred or assigned or attempted to transfer or assign any of the claims released hereunder. The persons signing this Agreement hereby warrant and represent that they have the power and authority to bind any party on whose behalf this Agreement is signed. Each party agrees to indemnify the other party for any loss resulting from any breach of this paragraph 6.

         7. CONTROLLING LAW

         This Agreement shall be interpreted, construed and enforced in accordance with the applicable federal law of the United States and the law of the State of California, without giving regard to principles of choice of law.

         8. CHOICE OF VENUE

         The Parties agree that venue for all disputes relating to or arising out of this Agreement shall be in the United States District Court for the Central District of California or, if that court does not have jurisdiction of such dispute, then in the Superior Court for the State of California, for the County of Orange.

         9. ATTORNEYS' FEES

         The Parties acknowledge and agree that in any litigation or other proceeding that is brought that arises out of or relates to the terms of this Agreement or the interpretation or enforcement thereof, the prevailing party shall be entitled to recover costs and attorneys' fees incurred in such action or proceeding. The Parties shall otherwise bear their own attorneys' fees and costs incurred in connection with the Action and the preparation of this Agreement.

         10. ENTIRE AGREEMENT

         This Agreement sets forth the entire agreement of the Parties pertaining to the settlement of this Action, and supersedes and cancels any prior agreements or understandings, oral or written, relating to the subject matter of this Agreement, including but not limited to the Development Agreement and the Development Agreement for Adaptor.

         11. COUNTERPARTS

         This Agreement may be executed in counterparts, and each counterpart shall be deemed to be an original. The acceptance of any party to the terms of this Agreement may be evidence by the fax or electronic transmission of a party's signature.

         12. NOTICES

         Any notice required or permitted under the terms of this Agreement, shall be given by overnight delivery or such other expedited delivery as may reasonably be available through generally recognized delivery services such as Federal Express, DHL, and Airborne, as follows:

                  TO MAGNETEK:

                  Jolene L. Shellman
                  Vice President Legal Affairs and Corporate Secretary MagneTek, Inc.
                  N49 W 13650 Campbell Drive
                  Menomonee Falls, Wisconsin 53051

                  With a copy to:

                  William S. O'Hare, Esq.
                  Snell & Wilmer L.L.P.
                  600 Anton Boulevard, Suite 1400
                  Costa Mesa, California 92626-7689

                  TO SEMCO:

                  Byung Mun Lee, Esq.
                  Manager of Legal Affairs Group
                  Samsung Electro-Mechanics Co., Ltd.
                  314, Maetan3 - Dong, Yeongtong - Gu, Suwon
                  Gyunggi - Do, Korea 443-743

                  With a copy to:

                  Finley L. Taylor, Esq.
                  Sheppard, Mullin, Richter & Hampton LLP
                  650 Town Center Drive, 4th Floor
                  Costa Mesa, California 92626-1925

         Alternatively, any notice required or permitted under this Agreement may be sent to the foregoing addresses by hand-delivery to the above stated addresses, without the necessity of personal delivery on the specified addresses.

         The Parties may from time to time notify each other of reasonable changes in the names and addresses of persons to whom notices must be given.

         13. TIME IS OF THE ESSENCE

         Time is of the essence for the completion of the acts described in and required by this Agreement.

         14. MUTUAL COOPERATION

         The Parties agree to execute such documents and to perform such acts as may be reasonably necessary to carry out the terms of this Agreement.

         15. ADVICE OF COUNSEL

         The Parties to this Agreement represent to each other that they have obtained the advice of legal counsel concerning the settlement of this Action and the terms of this Agreement, and have read and fully understand the terms hereof. The terms and meaning of this Agreement shall be construed and interpreted as a mutually prepared contract and shall not be presumptively interpreted for or against any party.



                                 MagneTek, Inc.

                                 By:    /s/ David P. Reiland
                                        -------------------------------
                                        David P. Reiland
                                        -------------------------------
                                                 (Name)

                                        Its:  President and CEO
                                                 (Title)

                                 Samsung Electro-Mechanics Co., Ltd.

                                 By:    /s/ Byung Mun Lee
                                        -------------------------------
                                        Byung Mun Lee
                                        -------------------------------
                                                 (Name)

                                        Its: Manager of Legal Affairs Group.
                                                 (Title)


Approved as to form:

                       SNELL & WILMER L.L.P.


                         By: Elizabeth M. Weldon for William S. O'Hare
                         -------------------------------------------------
                                William S. O'Hare
                                Attorneys for MagneTek, Inc.


                       SHEPPARD, MULLIN, RICHTER
                       & HAMPTON L.L.P.

                         By: /s/ Isabelle L. Ord for Finley L. Taylor
                         --------------------------------------------
                                Finley L. Taylor
                                Attorneys for SEMCO

                          EXHIBIT A


William S. O'Hare (#082562)
Deborah S. Mallgrave (#198603)
Elizabeth M. Weldon (#223452)
SNELL & WILMER L.L.P.
600 Anton Boulevard, Suite 1400
Costa Mesa, California  92626-7689
Telephone:        (714) 427-7000
Facsimile:        (714) 427-7799

Mark J. Patterson (admitted PRO HAC VICE)
WADDEY & PATTERSON
414 Union Street, Suite 2020
Nashville, Tennessee 37219
Telephone:        (615) 242-2400
Facsimile:        (615) 242-2221

Attorneys for Plaintiff MAGNETEK, INC.


                          UNITED STATES DISTRICT COURT
                         CENTRAL DISTRICT OF CALIFORNIA

MAGNETEK, INC., a Delaware Corporation,    CASE NO. CV05 2222 FMC (PLAx)
                                           Hon. Florence-Marie Cooper, Ctrm. 750
                           Plaintiff,      Mag. Judge Paul L. Abrams, Dept. G

vs.                                        STIPULATION FOR DISMISSAL

SAMSUNG ELECTRO-MECHANICS CO., LTD,
a Korean Corporation,

                 Defendant.    Complaint Filed:         March  25, 2005
                               Discovery Cutoff:        Feb.   27, 2007
                               Pre-Trial Conference:    May     7, 2007
                               Trial Date:              June    5, 2007




-----------------------------------------

         The parties, through their counsel, hereby stipulate with reference to the following facts:

         A. Concurrently with the execution of this stipulation, the parties have entered into a Settlement Agreement and Release to settle and resolve all of the claims made in this action;

         B. Under the terms of the parties' settlement, the parties agree to stipulate to the dismissal of this action with prejudice, with each side bearing its own attorneys' fees and costs.

         THEREFORE, the parties hereby stipulate and request as follows:

         1. That the above-captioned action shall be and hereby is dismissed with prejudice in its entirety pursuant to Federal Rule of Civil Procedure 41(a)(1); and

         2. Each party shall bear its own costs and attorneys' fees.




Dated: April 27, 2007

                      SNELL & WILMER L.L.P.


                      By: /s/ Elizabeth M. Weldon
                      -------------------------------------------
                      William S. O'Hare
                      Deborah S. Mallgrave
                      Elizabeth M. Weldon
                      Attorneys for Plaintiff MagneTek, Inc.




Dated: April 27, 2007

                     SHEPPARD, MULLIN, RICHTER & HAMPTON L.L.P.




                     By: /s/ Isabelle L. Ord
                     --------------------------------------------
                     Finley L. Taylor
                     Isabelle L. Ord
                     Attorneys for Defendant Samsung Electro-Mechanics Co., Ltd.